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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, DC  20549


                                       FORM 8-K


                                    CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported):  August 15, 1996


                                   UNUM CORPORATION
                (Exact name of registrant as specified in its charter)


                Delaware                              01-0405657
       (State or other jurisdiction    (I.R.S. Employer Identification No.)
         of incorporation)

         2211 Congress Street, Portland, Maine          04122
       (Address of principal executive offices)       (Zip Code)


  Registrant's telephone number, including the area code:  (207) 770-2211

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                                   UNUM Corporation
                              Current Report on Form 8-K


Item 5.  Other Events

    UNUM Corporation (the "Company") entered into a Distribution Agreement dated August 15, 1996 with Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated, as agents (the "Agents"), providing for the sale, from time to time, through and to the Agents of the Company's Medium-Term Notes, Series C (the "Notes"), due from 9 months or more from the date of issue, as selected by the purchaser and agreed to by the Company, at an aggregate initial public offering price not to exceed $250,000,000 or its equivalent in foreign currencies, currency units or composite currencies. The Notes are registered under the Securities Act of 1933, as amended, on Form S-3 (Registration No. 333-08187).

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                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       UNUM CORPORATION


                                       By:  /s/Robert E. Broatch
                                            ------------------------
                                            Robert E. Broatch
                                            Senior Vice President

Dated:  August 15, 1996

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                                    EXHIBIT INDEX


Exhibit Number     Description
- --------------     -----------

99.1 Distribution Agreement dated August 15, 1996 by and among UNUM Corporation (the "Company"), Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated

99.2               Form of Note for the Company's Medium-Term Notes, Series C
                   (Fixed Rate)

99.3               Form of Note for the Company's Medium-Term Notes, Series C
                   (Floating Rate)